REGISTRATION RIGHTS AGREEMENT

            REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of February 25, 2005, by and among Winwin Gaming, Inc., a Delaware corporation, with headquarters located at 8687 W. Sahara Ave. Suite 201, Las Vegas, Nevada 89117 (the "Company"), and the undersigned buyers (each, a "Buyer" and collectively, the "Buyers").

WHEREAS:

            A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to (i) issue and sell to the Buyers shares of the Company's common stock, par value $0.01 per share (the "Common Stock");

            B. If the Common Stock sold pursuant to the Securities Purchase Agreement is not registered for resale by the 120th day after the date hereof, the Company shall be required to issue a warrant (the "Warrant") to each Buyer as provided herein, which Warrant will be exercisable to purchase shares of Common Stock (the "Warrant Shares"); and

            C. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (as so amended, the "1933 Act"), and applicable state securities laws.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree as follows:

1.    DEFINITIONS.

      As used in this Agreement, the following terms shall have the following meanings:

            "Investor" means a Buyer, any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

            "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

            "Register," "registered" and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").


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            "Registrable Securities" means (i) the Common Stock issued pursuant to the Securities Purchase Agreement or otherwise owned by Buyers as of the date hereof that is not currently registered for resale, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants, (iii) any shares of capital stock issued or issuable with respect to the Common Stock, the Warrants or the Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, and (iv) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i), (ii) or (iii) above; provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, a Registrable Security ceases to be a Registrable Security when (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

            "Registration Statement" means a registration statement of the Company filed under the 1933 Act.

            Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2.    REGISTRATION.

            a. Mandatory Registration. The Company shall prepare and, as soon as possible but in no event later than 45 days after the date hereof (the "Filing Deadline"), file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form SB-2 covering the resale of all of the Registrable Securities. In the event that Form SB-2 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). The initial Registration Statement prepared pursuant hereto shall register for resale all the Registrable Securities. The Registration Statement shall be declared effective by the SEC as soon as possible, but in no event later than 120 days after the date hereof (the "Effectiveness Deadline").

            b. Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Person's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors.

            c. Legal Counsel. Each Investor holding more than 2,000,000 shares of Registrable Securities (a "Major Investor") shall each have the right to select legal counsel to review and oversee any offering pursuant to this Section 2 ("Legal Counsel"), the expenses of which up to $10,000 per Legal Counsel shall be paid by the Company. Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.


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

            d. Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) a Registration Statement covering all of the Registrable Securities and required to be filed by the Company pursuant to this Agreement is not declared effective by the SEC on or before the applicable Effectiveness Deadline or (ii) on any day after the Registration Statement has been declared effective by the SEC sales of all the Registrable Securities required to be included on such Registration Statement cannot be made pursuant to the Registration Statement (including, without limitation, because of a failure to keep the Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to the Registration Statement or a failure to register sufficient shares of Common Stock), then, as partial relief for the damages to any Investor by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), a Trigger Event (as defined in the Warrant) shall be deemed to have occurred and the number of shares issuable upon the exercise of the Warrant shall be as specified in the Warrant. The Warrant Shares shall be deemed Registrable Securities and shall be required to be registered as any other Registrable Securities.

3.    ADDITIONAL OBLIGATIONS.

      The Company and the Investors shall have the following additional obligations:

            The Company shall keep the Registration Statement filed pursuant to
Section 2 hereof effective pursuant to Rule 415 at all times after it has been declared effective until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) and (ii) the date on which (A) the Investors shall have sold all the Registrable Securities and
(B) none of the Warrants are outstanding (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall submit to the SEC, within one
(1) business day after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 24 hours after the submission of such request.

            The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.


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

            The Company shall permit Legal Counsel to review and comment upon a Registration Statement and all amendments and supplements thereto at least seven
(7) days prior to their filing with the SEC, and not file any document in a form to which Legal Counsel reasonably objects. The Company shall furnish to each Major Investor and their respective attorney, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

            The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any Registration Statement, ten
(10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

            The Company shall (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as Legal Counsel or any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.


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

            As promptly as possible after becoming aware of such event (and in any event within one (1) business day thereafter, by email, fax or other communication), the Company shall notify Legal Counsel and each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor and one (1) copy to each Legal Counsel (or such other number of copies as such Investor or Legal Counsel may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing
(i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            The Company shall prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction. If such an order or suspension is issued, the Company shall procure the withdrawal of such order or suspension at the earliest possible moment and shall notify each Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            At the request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request
(i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

            The Company shall make available for inspection during normal business hours by (i) any Investor or their designated representative (collectively, the "Inspectors"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor, its employees or professional advisors) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified in writing, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a subpoena or order from a court or governmental body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.


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

            The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            The Company shall cause all the Registrable Securities covered by a Registration Statement to be listed continuously throughout the Registration Period on each securities exchange or market, if any, on which equity securities issued by the Company are then listed.

            The Company shall cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

            The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

            The Company shall provide each Investor with contact information for the Company's transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration Reserved.

            The Company shall cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

            The Company shall make generally available to its security holders as soon as possible, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

            The Company shall otherwise comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

            Within two (2) business days after the Registration Statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.


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

            The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

4.    OBLIGATIONS OF THE INVESTORS.

            At least seven (7) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect timely the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

            Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

            Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f), and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company), or destroy all copies in such Investor's possession of, any prospectus covering such Registrable Securities current at the time of receipt of such notice. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled. Notwithstanding the foregoing, the Company acknowledges that the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) that interrupts an Investor's ability to sell Registrable Securities shall constitute a material breach of the Company's obligations under Section 3(a) hereof.

5.    EXPENSES OF REGISTRATION.

            All reasonable expenses, other than underwriting discounts and brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.


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6.    INDEMNIFICATION.

            In the event any Registrable Securities are included in a Registration Statement under this Agreement:

            To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (collectively, "Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder, in each case relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation by the Company of this Agreement (the matters in the foregoing clauses
(i) through (iv) being, collectively, "Violations"). The Company shall reimburse the Indemnified Persons for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim as such fees or expenses are incurred; provided, however, that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs solely in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(d); and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.


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

            In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs solely in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor (i.e., proceeds net of underwriting discounts, fees, commissions and any other expenses payable by such Investor) as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors.

            The foregoing indemnity agreements contained in Sections 6(a) and
(b) are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement in question becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) promulgated under the 1933 Act (the "Final Prospectus"), such indemnity agreements shall not inure to the benefit of any Indemnified Party if a copy of the Final Prospectus was furnished in a timely manner to the Indemnified Party and was not furnished to the Person asserting the Indemnified Damages at or prior to the time such action is required by the 1933 Act.

            Promptly after receipt by an Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Party (or, if there is more than one Indemnified Party, a majority in interest of the Indemnified Parties); provided, however, that an Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Party, the representation by such counsel of the Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

            The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

            The indemnity agreements contained herein shall be in addition to
(i) any cause of action or similar right of any Indemnified Party against the indemnifying party or others and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.    CONTRIBUTION.

            If the indemnification provided for in Section 6 is unavailable to or insufficient to hold harmless an Indemnified Party under subsection (a) or
(b) thereof in respect of any Claim or Indemnified Damages, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Claim or Indemnified Damages in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such Claim or Indemnified Damages, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if all Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 7. The amount paid or payable by an Indemnified Party as a result of the Claims or Indemnified Damages referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Investor shall be required to contribute any amount in excess of the net amount of proceeds (i.e., proceeds net of underwriting discounts, fees, commissions and any other expenses payable by such Investor) received by the Investor from the sale of the Registrable Securities. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Contribution (together with any indemnification or other obligations under this Agreement) by any Investor (including any Indemnified Party associated with such Investor) shall be limited in amount to the net amount of proceeds (i.e., proceeds net of underwriting discounts, fees, commissions and any other expenses payable by such Investor) received by such Investor from the sale of the Registrable Securities.

8.    REPORTS UNDER THE 1934 ACT.

            With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

            make and keep adequate public information available, as those terms are understood and defined in Rule 144, at all times;

            file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as (i) the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and (ii) the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

            furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the 1934 Act,
(ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.    ASSIGNMENT OF REGISTRATION RIGHTS.

            The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned;
(iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

10.   AMENDMENT OF REGISTRATION RIGHTS.

            Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Major Investors who then hold a majority of the Registrable Securities represented by the Major Investors. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.

11.   MISCELLANEOUS.

            A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

            Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                           Winwin Gaming, Inc.
                           8687 W. Sahara Ave., Suite 201
                           Las Vegas, Nevada  89117
                           Telephone: (702) 212-4530
                           Facsimile: (702) 212-4553
                           Attention: President

                  With a copy to:

                           Louis A. Bevilacqua
                           Thelen Reid & Priest LLP
                           701 Pennsylvania Avenue, N.W., Suite 800
                           Washington, D.C. 20004-2608
                           Telephone: 202-508-4281
                           Facsimile: 202-654-1804

                  If to Legal Counsel:

                           If to a Buyer or Legal Counsel, to it at the address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer's representatives, if any, specified on the Schedule of Buyers

, or at such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party in accordance with the above provisions five (5) days prior to the effectiveness of such change.

            Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of San Francisco, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

            This Agreement, the Securities Purchase Agreement and the constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the Warrants supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

            Subject to the requirements of Section 9, this Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

            The headings in this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

            This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

            Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities, determined as if all of the Warrants have been exercised.

            The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                                     ******

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                                        COMPANY:

                                        WinWin Gaming, Inc.

                                        By: /s/ Patrick O. Rogers
                                           -------------------------------------
                                           Name: Patrick O. Rogers
                                           Title: Chief Executive Officer

                                        BUYERS:

                                        Van Wagoner Private Opportunities
                                          Fund L.P.

                                        By: /s/ Garrett Van Wagoner
                                           -------------------------------------
                                           Name:  Garrett Van Wagoner
                                           Title:

                          REGISTRATION RIGHTS AGREEMENT
                   BUYER SIGNATURE PAGE AND JOINDER AGREEMENT

      By executing this page in the space provided, the undersigned hereby agrees (i) that the undersigned is a "Buyer," as defined in the Registration Rights Agreement, dated February 25, 2005, among WinWin Gaming, Inc. and the initial Buyers party thereto (as amended, modified and supplemented from time to time, the "Agreement"), (ii) that the undersigned is a party to the Agreement for all purposes and (iii) that the undersigned is bound by all of the terms and conditions of the Agreement.

                                        For Individuals:


                                        ________________________________________
                                        Print Name Above

                                        ________________________________________
                                        Sign Name Above


                                        For Entities:


                                        ________________________________________
                                        Print Name Above


                                        By:
                                           _____________________________________
                                           Name:
                                           Title:

                               SCHEDULE OF BUYERS

                                                  Investor's (and Investor's
                                              Representative's, if any) Address
              Investor Name                        and Facsimile Number
-------------------------------------------   ---------------------------------
Van Wagoner Private Opportunities Fund L.P.   c/o Van Wagoner Capital Management
                                              755 Sansome Street, Suite 350
                                              San Francisco, California 94111
                                              Facsimile: 415-835-5050

                                              Shartsis, Friese & Ginsburg LLP
                                              One Maritime Plaza, 18th Floor
                                              San Francisco, California 94111
                                              Attn: Steven O. Gasser, Esq.
                                              Facsimile: 415-421-2922

                                    EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

Integrity Stock Transfer
2920 N. Green Valley Parkway
Building 5   Suite 527
Henderson, NV  89014

Attn:
      ------------------------------

                  Re:      Winwin Gaming, Inc.

Ladies and Gentlemen:

            We are counsel to WinWin Gaming, Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Purchase Agreement") entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company (i) issued to the Holders shares of its Common Stock, par value $0.01 per share (the "Common Shares"), and (ii) warrants exercisable for shares of its Common Stock (the "Warrants"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the Common Shares and the shares of Common Stock issuable upon exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form SB-2 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

            In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

            This letter shall serve as our standing notice to you that the Common Stock is, as of this date, freely transferable by the Holders pursuant to the Registration Statement. Unless you receive separate notice or instructions from us following the date hereof and preceding a request by a Holder for a legend-free certificate or reissue thereof, you need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company's Irrevocable Transfer Agent Instructions dated ________ __, 2005. This letter shall serve as our standing opinion with regard to this matter.

                                        Very truly yours,

                                        THELEN REID & PRIEST LLP


                                        By:
                                           -------------------------------------

cc: [LIST NAMES OF HOLDERS]